                                                                   EXHIBIT 10.48

                           ORCHARD SUPPLY HARDWARE
                    OFFICER'S PERFORMANCE BONUS (THE PLAN)

INTRODUCTION:

        The purposes of the annual Officer's Performance Bonus Plan (The Plan) described herein are as follows:

        1. To provide an annual incentive for those key executives who have a major impact on the Company's financial results.

        2.  To reinforce the Company's annual financial objectives.

        3. To provide competitive rewards to key executives commensurate with the Company's financial success.


EFFECTIVE DATE:

        The original effective date of The Plan is February 1, 1994. The Plan has no termination date, but the Company reserves the right to change the provisions of The Plan at any time.


ADMINISTRATION:

        The Plan shall be administered by the President of the Company. The Board of Directors will approve any Plan changes and all compensation actions proposed for officers of the Company. Approval of all awards, other than his own, shall be made by the President of the Company before being submitted to the Board of Directors for final approval.


ELIGIBILITY:

        Eligibility for The Plan is to include the president and all vice presidents of the Company.


OVERVIEW OF THE PLAN:

        The Plan will work essentially as follows:

        - Each year, Plan participants will be assigned a Target Bonus based on full achievement of Target Operating Income which may or may not be the same as the approved budget. The Target Bonus is calculated as a percent of base annual salary.

        - The total of the Target Bonus values for Plan participants will constitute the Target Bonus Pool.

OFFICER'S PERFORMANCE BONUS PLAN                                        PAGE 2

        -  Actual bonus payouts will begin at the Threshold Operating Income.

        - If the Threshold Operating Income is not achieved, the President of the Company, with approval of the Compensation Committee of the Board of Directors, may award bonus dollars for achievement of management objectives.

        - If the amount of actual Operating Income falls between the Threshold Operating Income and the Target Operating Income, the amount of bonus to be paid will consist of the Threshold Bonus (40 percent of the Target Bonus) plus an amount determined by the following formula:

                Excess over Threshold Operating Income X 60% of Target Bonus
                --------------------------------------
                Range from Threshold to Target Operating
                Income

        - If the amount of actual Operating Income exceeds Target Operating Income, then the amount of bonus to be paid will consist of the Target Bonus plus a Bonus Override determined by the following formula:

                Participant's Target Bonus Value X 10% of excess over Target
                --------------------------------
                Target Bonus Pool                  Operating Income

        - Each year, the President of the Company will have the opportunity to Modify the Target Bonus Percentage of any of The Plan participants.

        - The bonus payout will be made on or about March 25, following the audit of the fiscal year during which the bonus was earned.

SIZE OF TARGET BONUS:

A Target Bonus Percentage will be assigned to each participant by the President of the Company. Base Salary used in calculating the Target Bonus is defined as the employee's current annual salary in effect as of the last day of the Fiscal Year. In the event that an individual joins the plan during the course of the fiscal year, the assigned Target Bonus will be calculated on a pro rata basis based on the portion of the Fiscal Year worked as a participant of The Plan.

ILLUSTRATION OF ANNUAL PLAN PAYMENTS:

Examples of how the plan would work in practice are illustrated in Exhibits 1 and 2.

OFFICER'S PERFORMANCE BONUS PLAN                                        PAGE 3

TERMINATION PROVISIONS:

        Release, Reduction in Work Force or Resignation
        -----------------------------------------------

        If a participant in The Plan is not on the payroll at the end of the Fiscal Year, a bonus will not be paid regardless of length of service or reason for termination or resignation, except as provided for under the next section.

        Termination Due to Death or Retirement, and Employees on Total and
        ------------------------------------------------------------------
        Permanent Disability or Approved Leaves of Absence
        --------------------------------------------------

        A pro rata bonus based on active employment is payable under these circumstances and will be based upon the assigned Target Bonus and corresponding base salary received while covered under The Plan.

        Discharge by the Company for Willful and Deliberate or Gross Misconduct
        -----------------------------------------------------------------------

        Any right of the employee to a bonus under The Plan shall be forfeited even if the employee is on the payroll at the end of the fiscal year.

OFFICER'S PERFORMANCE BONUS PLAN                                         PAGE 4

                             THE PLAN DEFINITIONS

The Plan                    Orchard Supply Hardware Officer's Performance Bonus
                            Plan

Operating Income            Operating Income is income before making the
                            following deductions: interest, taxes (Federal and State taxes on income or capital), extraordinary items as defined by generally accepted accounting principles and unusual or infrequently occurring items such as gain or loss on sale of properties, loss on discontinued operations, etc.

Target Operating Income     Budgeted or such other amount of Operating Income
                            for the fiscal year as determined by the Board of Directors at which the Target Bonus is paid.

Pre Tax Income              Pre Tax Income is Operating Income less interest
                            expense.

Threshold Operating Income  Represents Target Operating Income less 25% of
                            Budgeted Pre Tax Income.

Target Bonus Percentage     A participant's percent of base salary assigned by
                            the President of the Company used to calculate the bonus paid if Target Operating Income is attained.

Target Bonus                This is the payout amount available to a
                            participant upon Orchard Supply Hardware reaching
                            Target Operating Income as calculated by a participant's Target Bonus percentage times the participant's current annual base salary.

Threshold Bonus             Represents 40 percent of the Target Bonus

Target Bonus Pool           The total of the Target Bonus values for all of
                            The Plan participants

Bonus Override              An amount equal to 10% of the excess of actual Pre
                            Tax Income over Target Operating Income payable to the plan participants. This amount is distributed to participants based on the ratio of their Target
                            Bonus to the Target Bonus Pool.

OFFICER'S PERFORMANCE BONUS PLAN                                       PAGE 5

                                  EXHIBIT 1

                        ORCHARD SUPPLY HARDWARE CORP.
                       OFFICER'S PERFORMANCE BONUS PLAN
                             TARGET BONUS AWARDS
                                     1994

                          Current              % of           Target
                          Annual               Year            Bonus        Value         % of
Name                      Salary             Employed           5%          Amount        Total
- ----                      ------             --------         ------        ------        -----
                         (A)                 (B)                                         (C)

M. Smith .......          $100,000              100%             35%         $35,000       40.39%
G. Jones .......          $ 70,000               83%             30%         $17,430       20.11%
R. Wright.......          $ 60,000               58%             25%         $ 8,700       10.04%
J. Anderson.....          $ 45,000              100%             20%         $ 9,000       10.39%
J. Cunningham...          $ 44,000              100%             20%         $ 8,800       10.15%
M. Booth........          $ 42,000               92%             20%         $ 7,728        8.92%
                         ----------                                          -------      -------
                         BONUS POOL                                          $86,658      100.00%
                                                                            ========     ========

_____________

(A)  As of the last day of the fiscal year.
(B)  In days as a percent to 365 days.
(C)  Used to allocate override above target to participants.

OFFICER'S PERFORMANCE BONUS PLAN                                         PAGE 6

                                  EXHIBIT 2

                        ORCHARD SUPPLY HARDWARE CORP.
                       OFFICER'S PERFORMANCE BONUS PLAN
                           SAMPLE CALCULATIONS FOR
                                   M. SMITH

                                            INCOME          BONUS
                                             LEVEL          EARNED
                                            ------          ------
Budgeted Pre Tax Income...............    $ 5,481,000
Budgeted Operating Income.............    $18,909,000
Threshold Operating Income............    $17,539,000(A)
Target Operating Income...............    $18,909,000
Threshold Bonus.......................                      $14,000(B)
Target Bonus..........................                      $35,000(C)


EXAMPLE 1: OPERATING INCOME BETWEEN
THRESHOLD AND TARGET

Actual Operating Income...............    $17,678,000
Bonus at Threshold Pre Tax Income.....                      $14,000

Excess Pre Tax Income over Threshold
  ($17,678,000 - $17,539,000).........    $   139,000

Total Range from Threshold to
  Target Operating Income
  ($18,909,000 - $17,539,000).........    $ 1,370,000

Divide the Excess Actual Pre Tax
  Income over Threshold by the Total
  Range from Threshold to Target
  Pre Tax Income
  ($139,000 / $1,370,000) = Percent
  of Range achieved...................         10.15%
                                          ===========
Bonus available between threshold
  and target ($35,000 - $14,000)......    $    21,000

Percentage of Range achieved..........        x10.15%
                                          -----------
                                                           +$ 2,131
                                                            -------
TOTAL BONUS EARNED....................                      $16,131
                                                            =======

(A) Target Operating Income less 25% of Budgeted Pre Tax Income
(B) 40% of Target Bonus
(C) M. Smith Target Bonus Exhibit 1

OFFICER'S PERFORMANCE BONUS PLAN                                        PAGE 7

                        ORCHARD SUPPLY HARDWARE CORP.
                       OFFICER'S PERFORMANCE BONUS PLAN
                           SAMPLE CALCULATIONS FOR
                                   M. SMITH

EXAMPLE 2:  OPERATING INCOME ABOVE TARGET - BONUS OVERRIDE CALCULATION

Actual Operating Income ................   $19,428,000
Target Operating Income ................    18,909,000
Target Bonus ...........................                  $35,000

Bonus Override Calculation:

        Actual Operating Income.........   $19,428,000
        Target Operating Income.........   $18,909,000
                                           -----------

        Excess over Target..............   $   519,000

        Total Override %................           x10%
                                                   ----

        Bonus to all Participants.......   $     51,900

        M. Smith Allocation%(A).........         x40.39%
                                                 ------
                                                           $20,962
                                                           -------

        TOTAL BONUS EARNED..............                   $55,962
                                                           =======




(A) See Exhibit 1

                        ORCHARD SUPPLY HARDWARE CORP.
                       OFFICER'S PERFORMANCE BONUS PLAN
                             TARGET BONUS AWARDS
                                     1994


                            Current                 Target    Value
                             Annual     % of Year    Bonus    Amount/    % of
         Name                Salary      Employed      %     Threshold   Total
         ----               -------     ---------   ------   ---------   -----
                              (A)          (B)                            (C)

W. Collard .............   $   83,500      100%       20%    $ 16,700/    7.06%
                                                                6,680
J. DiRocco .............   $   97,504      100%       25%    $ 24,376/   10.31%
                                                                9,750
S. Hilberg .............   $  124,000      100%       25%    $ 31,000    13.11%
                                                               12,400
M. Jenkins .............   $  325,000      100%       30%    $ 97,500    41.24%
                                                               39,000
R. Lewis ...............   $  107,004      100%       25%    $ 26,751    11.32%
                                                               10,700
C. McInnes .............   $   86,600      100%       20%    $ 17,320     7.33%
                                                                6,928
L. Nemechek ............   $   91,000      100%       25%    $ 22,750     9.63%
                                                                9,100
BONUS POOL .............   $1,038,608                        $236,397   100.00%

Budgeted Pre Tax Income .............    $5,481,000
Budgeted Operating Income ...........   $18,909,000
Threshold Operating Income ..........   $17,539,000
Target Operating Income .............   $18,909,000


(A)  As of the last day of the fiscal year.
(B)  In days as a percent to 365 days.
(C)  Used to allocate override above target to participants.